Property and Equipment, Net	9 Months Ended
Sep. 30, 2024
Property, Plant and Equipment [Abstract]
Property and Equipment, Net	Property and Equipment, Net
Property and equipment consist of the following (in thousands):

	December 31,
	2023	2022
Lab equipment	$3,144	$3,088
Manufacturing equipment	6,142	5,955
Leasehold improvements	15,376	15,298
Office equipment	19	—
Software	268	289
Construction in progress	234	252
Total property and equipment, cost	25,183	24,882
Less accumulated depreciation and amortization	(8,009)	(4,767)
Property and equipment, net	$17,174	$20,115
Depreciation and amortization expense for the years ended December 31, 2023 and December 31, 2022 was approximately $3.3 million and $3.2 million, respectively.
Property and Equipment, Net
Property and equipment, net consist of the following (in thousands):

	September 30, 2024	December 31, 2023
Lab equipment	$3,244	$3,144
Manufacturing equipment	6,326	6,142
Office Equipment	19	19
Leasehold improvements	15,396	15,376
Software	268	268
Construction in progress	1,202	234
Total property and equipment, cost	26,455	25,183
Less accumulated depreciation	(10,387)	(8,009)
Property and equipment, net	$16,068	$17,174
The Company recorded depreciation and amortization expense of $0.8 million for each of the three months ended September 30, 2024 and 2023. The Company recorded depreciation and amortization expense of $2.4 million for each of the nine months ended September 30, 2024 and 2023.
Management has reviewed its property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset might not be recoverable. During the nine months ended September 30, 2024, the Company recorded impairment losses on idle equipment of $0.1 million, which was charged to research and development expenses in the condensed consolidated statement of operations. Fair value for the idle assets was determined by a quoted purchase price for the assets.